3Q25 Earnings Presentation October 28, 2025

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, any expected headwinds, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, such as our JetForward initiatives and its Blue Sky component. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near- term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental and social matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Earnings Release, could cause our results to differ materially from those expressed in the forward- looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2024, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Earnings Release might not occur. Our forward-looking statements speak only as of the date of this Earnings Release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power 3Q25 Recap Joanna Geraghty Chief Executive Officer 3

Executing on JetForward Priorities to Drive Our Path to Profitability 3Q performance met or exceeded guidance midpoints (1) • Excellent operational performance in August and September helped to offset impact from ATC and weather challenges in July • Strong close-in demand drove unit revenues to better end of initial guidance range • CASM ex-fuel (2) up 3.7% year-over-year (YoY) supported by strong operational reliability • Adjusted operating margin three points better than implied by our July guidance ranges (1) Making progress on JetForward and the path back to profitability • Fort Lauderdale expansion reaffirms JetBlue as its largest carrier, strengthening our East Coast leisure network • Implementation of Blue Sky, our collaboration with United Airlines, is on track following last week’s launch of reciprocal loyalty point accrual & redemption • Continuing to focus on cost discipline and capital-light growth 3Q25 (1) Revised guidance as of September 4th, 2025; initial guidance as of July 29th, 2025. (2) See Appendix A for further details on Non-GAAP measures. 4

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Commercial Update and Outlook Marty St. George President 5

Reaffirming Our Position as Fort Lauderdale’s Largest Airline This winter, JetBlue is scheduled to offer over 25 daily flights touching Fort Lauderdale with our award-winning Mint® service, offering more transcontinental lie- flat seats from South Florida than any other carrier Growing Mint ® More Destinations & Connectivity In 2025, we plan to launch 17 new routes and increase frequency on 12 high-demand markets from Fort Lauderdale Adding Routes & Frequencies 6 New Increase Mint® No Change

Blue Sky Delivering Significant Value into 2026 and Contributing Meaningfully to JetForward EBIT

jetBlue | UNITED

Loyalty – Enhancing the utility of points through reciprocal accrual and redemption for TrueBlue® and MileagePlus® customers, and reciprocal loyalty benefits [1]

Implemented October 23rd

Traditional Interline Agreement – Expanding our distribution reach and customer choice by cross-merchandising flights on one another's website and app

Anticipated implementation in 1Q26

Paisly – Turbocharging high-margin growth as United transitions to distributing non-flight ancillaries including cruises, hotels, packages, rental cars, and travel insurance through Paisly

Anticipated implementation throughout 1H26

[1] Accrual and redemption are live. Reciprocal loyalty benefits expected to launch in coming months.
Note: Not a comprehensive list of benefits.

7

Continuing Demand Recovery Drove Favorable 3Q Revenue Results



3Q2025 vs. 3Q2024
ASMs
0.9%
RASM
(2.7%)
Guidance (1)
0.0% to 1.0%
Guidance (1)
(4.0%) to (1.5%)



4Q2025 vs. 4Q2024
ASMs
0.75%
Implied Midpoint
RASM
(2.0%)
Implied Midpoint
Guidance
(0.75%) to 2.25%
Guidance
(4.0%) to 0.0%

3Q unit revenues exceeded midpoint of revised guidance

- Strong demand in peak summer, especially close-in, while troughs remained pressured
- Premium continued to outperform core, and loyalty continued to exceed expectations
  - YoY premium RASM six points higher versus core
  - Co-brand sign-ups were up double digits, and TrueBlue revenue was up 12% YoY
  - Our managed corporate bookings also showed strength with yields up high single digits YoY

RASM improving into 4Q supported by continued strength of premium

- Expecting healthy peaks and robust demand for premium products
- Booking curve normalizing towards historical trends
- JetForward revenue initiatives continue to ramp
  - Expecting a continuation of strong co-brand acquisition as Blue Sky progresses
  - EvenMore® merchandising on OTAs and GDS expected to increase visibility to support buy-ups and higher yields
- Newly announced and implemented Fort Lauderdale capacity in early stages of ramp

jetBlue

(1) Revised guidance as of September 4th, 2025.
Note: Guidance does not contemplate any impact from an extended government shutdown or Hurricane Melissa. Jamaica represents ~2.6% of the Company's scheduled capacity in the fourth quarter.

8

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Financial Update and Outlook Ursula Hurley Chief Financial Officer 9

Improved Full-Year Unit Cost Guidance, Despite Less Capacity

CASM ex-Fuel [1] YoY Growth


3.5% to 5.5%
3.7%
3.0% to 5.0%
5.0% to 6.0%
Revised(2) 3Q25 Guidance
3Q25 Actuals
4Q25 Guidance
FY25 Guidance
YoY ASM Growth
0.0% to 1.0%
0.9%
(0.75%) to 2.25%
(2.0%) to 0.0%

Beat 3Q CASM-ex guidance midpoint despite challenging July

- Half point of benefit from strong operational performance in August and September and another half point from a shift in timing of maintenance expenses
- JetForward cost savings initiatives continue to drive benefits:
  - AI and data science enabled increased customer self-service
  - Tools to better manage crew disruptions
- Officially transitioned out of the E190 fleet and anticipate further efficiency gains from an all-Airbus fleet (A220s represent ~25% unit cost improvement versus E190s)

4Q CASM ex-F growing modestly

- Driven by expected increases in salaries, wages & benefits as well as rents & landing fees

Initial 2026 planning assumptions include low-to-mid-single digit capacity growth and low-single digit CASM ex-Fuel growth

- Plan to grow capacity through aircraft deliveries, as well as the return of a sizeable number of parked aircraft to service, supporting capital light growth

[1] Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); See Appendix A for further details on Non-GAAP measures.
[2] ASM & CASM ex-Fuel guidance as of September 4th, 2025.
Note: Guidance does not contemplate any impact from an extended government shutdown or Hurricane Melissa. Jamaica represents ~2.6% of the Company's scheduled capacity in the fourth quarter.

jetBlue
10

11 Capex to Step Down in 2026 and Through Remainder of the Decade 2025 2026 2027 2028 2029 Directional Capital Expenditure Commitments ~$1.1 billion Deliver Positive Operating Margin Generate Free Cash Flow De-lever Balance Sheet 1 3 Long-Term Financial Priorities Beginning in 2026, capex is expected to decline through the end of the decade – and trend at, or below, $1 billion dollars annually – as JetForward ramps Growing the business over the coming years – even while capex moderates 2

Outlook Summary

Guidance	Estimated 4Q 2025	Estimated FY 2025
ASMs Year-over-Year	(0.75%) - 2.25%	(2.0%) - 0.0% *Improved midpoint*
RASM Year-over-Year	(4.0%) - 0.0%	–
CASM ex-Fuel [(1)] Year-over-Year	3.0% - 5.0%	5.0% - 6.0% *Improved midpoint & narrowed range*
Fuel Price per Gallon [(2),(3)]	$2.33 - $2.48	–
Interest Expense	–	~$590 million *Reduced ~$10 million*
Capital Expenditures [(4)]	~$300 million	~$1.1 billion *Reduced $100 million*

(1) Non-GAAP financial measure; refer to Note A for further details on non-GAAP forward looking information.

(2) Includes fuel taxes and other fuel fees.

(3) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate fuel price for the current quarter. Fuel price is based on forward curve as of October 10, 2025.

(4) Capital expenditures exclude one Airbus A321neo XLR expected in Q4, which JetBlue has entered into an agreement to sell.

Note: Guidance does not contemplate any impact from an extended government shutdown or Hurricane Melissa. Jamaica represents ~2.6% of the Company's scheduled capacity in the fourth quarter.

jetBlue 12

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Appendix 13

Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue’s CASM Ex-Fuel (1) guidance, we are not able to provide a reconciliation of forward- looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. Appendix A 14

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as Paisly (f/k/a JetBlue Travel Products) and JetBlue Technology Ventures (JBV), and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For each of the three and nine months ended September 30, 2025, special items included severance expenses and other special items.

For the three months ended September 30, 2024, special items included union contract costs and severance expenses. For the nine months ended September 30, 2024, special items included Spirit-related costs, union contract costs, severance expenses, and Embraer E190 fleet transition costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended September 30,						Nine Months Ended September 30,					
	$			Cents per ASM			$			Cents per ASM		
(in millions; per ASM data in cents; percent changes based on unrounded numbers)	2025	2024	Percent Change	2025	2024	Percent Change	2025	2024	Percent Change	2025	2024	Percent Change
Total operating expenses	$ 2,422	$ 2,403	0.8	14.34	14.35	(0.1)	$ 7,086	$ 7,702	(8.0)	14.42	15.42	(6.5)
Less:												
Aircraft fuel	539	584	(7.6)	3.19	3.49	(8.4)	1,554	1,835	(15.3)	3.16	3.67	(13.9)
Other non-airline expenses	18	14	19.7	0.10	0.08	18.7	50	46	6.8	0.10	0.09	8.6
Special items	5	27	(81.6)	0.03	0.16	(81.7)	29	590	(95.2)	0.06	1.18	(95.1)
Operating expenses, excluding fuel	$ 1,860	$ 1,778	4.6	11.02	10.62	3.7	$ 5,453	$ 5,231	4.2	11.10	10.48	6.0

jetBlue

15

Operating expense, operating loss, operating margin, pre-tax loss, pre-tax margin, net loss and loss per share, excluding special items, gain (loss) on investments and gain on debt extinguishments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For each of the three and nine months ended September 30, 2025, special items included severance expenses and other special items.

For the three months ended September 30, 2024, special items included union contract costs and severance expenses. For the nine months ended September 30, 2024, special items included Spirit-related costs, union contract costs, severance expenses, and Embraer E190 fleet transition costs.

Certain gains and losses on our investments, net and the gain on debt extinguishments were also excluded from our September 30, 2025 and 2024 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, GAIN (LOSS) ON INVESTMENTS AND GAIN ON DEBT EXTINGUISHMENTS

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
(in millions except percentages)	2025	2024	2025	2024
Total operating revenues	**$ 2,322**	**$ 2,365**	**$ 6,818**	**$ 7,002**
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,422	$ 2,403	$ 7,086	$ 7,702
Less: Special items	5	27	29	590
Total operating expenses excluding special items	$ 2,417	$ 2,376	$ 7,057	$ 7,112
Percent change	1.7 %		(0.8)%	
RECONCILIATION OF OPERATING LOSS				
Operating loss	$ (100)	$ (38)	$ (268)	$ (700)
Add back: Special items	5	27	29	590
Operating loss excluding special items	$ (95)	$ (11)	$ (239)	$ (110)
RECONCILIATION OF OPERATING MARGIN				
Operating margin	(4.3)%	(1.6)%	(3.9)%	(10.0)%
Operating loss excluding special items	$ (95)	$ (11)	$ (239)	$ (110)
Total operating revenues	2,322	2,365	6,818	7,002
Adjusted operating margin	(4.1)%	(0.4)%	(3.5)%	(1.6)%
RECONCILIATION OF PRE-TAX LOSS				
Loss before income taxes	$ (196)	$ (78)	$ (561)	$ (814)
Add back: Special items	5	27	29	590
Less: Gain (loss) on investments, net	8	(2)	12	(25)
Less: Gain on debt extinguishments	—	22	—	22
Loss before income taxes excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (199)	$ (71)	$ (544)	$ (221)
RECONCILIATION OF PRE-TAX MARGIN				
Pre-tax margin	(8.4)%	(3.3)%	(8.2)%	(11.6)%
Loss before income taxes excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (199)	$ (71)	$ (544)	$ (221)
Total operating revenues	2,322	2,365	6,818	7,002
Adjusted pre-tax margin	(8.6)%	(3.0)%	(8.0)%	(3.2)%
RECONCILIATION OF NET LOSS				
Net loss	$ (143)	$ (60)	$ (425)	$ (751)
Add back: Special items	5	27	29	590
Less: Income tax benefit related to special items	—	6	7	14
Less: Gain (loss) on investments, net	8	(2)	12	(25)
Less: Income tax benefit (expense) related to gain (loss) on investments, net	(2)	—	(3)	6
Less: Gain on debt extinguishments	—	22	—	22
Less: Income tax expense related to gain on debt extinguishments	—	(5)	—	(5)
Net loss excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (144)	$ (54)	$ (412)	$ (173)

jetBlue
16

Operating expense, operating loss, operating margin, pre-tax loss, pre-tax margin, net loss and loss per share, excluding special items, gain (loss) on investments and gain on debt extinguishments (continued)

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For each of the three and nine months ended September 30, 2025, special items included severance expenses and other special items.

For the three months ended September 30, 2024, special items included union contract costs and severance expenses. For the nine months ended September 30, 2024, special items included Spirit-related costs, union contract costs, severance expenses, and Embraer E190 fleet transition costs.

Certain gains and losses on our investments, net and the gain on debt extinguishments were also excluded from our September 30, 2025 and 2024 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, GAIN (LOSS) ON INVESTMENTS AND GAIN ON DEBT EXTINGUISHMENTS

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
CALCULATION OF LOSS PER SHARE	**2025**	**2024**	**2025**	**2024**
Loss per common share				
Basic	$ (0.39)	$ (0.17)	$ (1.18)	$ (2.18)
Add back: Special items	0.01	0.07	0.08	1.72
Less: Income tax benefit related to special items	—	0.02	0.02	0.04
Less: Gain (loss) on investments, net	0.02	(0.01)	0.04	(0.07)
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	(0.01)	0.02
Less: Gain on debt extinguishments	—	0.06	—	0.06
Less: Income tax expense related to gain on debt extinguishments	—	(0.01)	—	(0.01)
Basic excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (0.40)	$ (0.16)	$ (1.15)	$ (0.50)
Diluted	$ (0.39)	$ (0.17)	$ (1.18)	$ (2.18)
Add back: Special items	0.01	0.07	0.08	1.72
Less: Income tax benefit related to special items	—	0.02	0.02	0.04
Less: Gain (loss) on investments, net	0.02	(0.01)	0.04	(0.07)
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	(0.01)	0.02
Less: Gain on debt extinguishments	—	0.06	—	0.06
Less: Income tax expense related to gain on debt extinguishments	—	(0.01)	—	(0.01)
Diluted excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (0.40)	$ (0.16)	$ (1.15)	$ (0.50)

jetBlue

17

18 Aircraft Deliveries (1) A220 A321neo (2) Total (3) 2025 (4) 18 2 20 2026 16 - 16 2027 7 - 7 2028 9 - 9 2029 7 - 7 Thereafter 1 44 45 (1) Our committed future aircraft deliveries are subject to change based on modifications to the contractual agreements or changes to the delivery schedules. (2) Excludes two Airbus A321neo XLRs, which JetBlue has entered an agreement to sell. Based on terms of agreement, JetBlue will accept formal delivery of the aircraft and redeliver to a third party. (3) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028. (4) Includes three aircraft delivered in 1Q 2025, five delivered in 2Q 2025 and six delivered in 3Q 2025. JetBlue’s aircraft deliveries for full year as of September 30, 2025: Appendix B: Order Book

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power 19